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                                                                 EXHIBIT 10(a)


               [SUTHERLAND, ASBILL & BRENNAN, L.L.P. LETTERHEAD]


                                 April 26, 1999


Board of Directors
Valley Forge Life Insurance Company
CNA Plaza
Chicago, Illinois 60685

Directors:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the prospectus filed as part of post-effective amendment number 4 to the Registration Statement on Form N-4 filed by Valley Forge Life Insurance Company and Valley Forge Life Insurance Company Variable Annuity Separate Account (Reg. File No. 333-1087) with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,


                                        SUTHERLAND, ASBILL, BRENNAN, LLP


                                        By:  /s/ David S. Goldstein
                                             ----------------------
                                                 David S. Goldstein